UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 6, 2009

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-50603 (SEC File Number)	91-0745418 (IRS Employer Identification Number)

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

(Address of principal executive offices)

(951) 894-6597

(Registrant's telephone number, including area code)

Copies to:

The Sourlis Law Firm

Virginia K. Sourlis, Esq.

The Galleria

2 Bridge Avenue

Red Bank, New Jersey 07701

(732) 530-9007

www.SourlisLaw.com

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

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Definitive Information Statement

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Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): 0

4) Proposed maximum aggregate value of transaction: 0

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

NOTICE OF ACTION BY WRITTEN CONSENT

OF A

MAJORITY OF THE OUTSTANDING VOTING SECURITIES

TAKEN AS OF OCTOBER 29, 2009

To the Stockholders of LEFT BEHIND GAMES INC.:

Left Behind Games Inc., a Washington corporation (the “Company”), hereby notifies its stockholders of record that the majority of shareholders signed a written consent on October 29, 2009 at the Company’s offices, to vote on the following proposals:

1.

To elect Mr. Troy A. Lyndon, Richard Knox, Sr. and Richard Knox Jr. to serve as members of the Company’s Board of Directors until the next annual stockholders’ meeting or until his respective successor is duly elected and qualify;

2.

To amend the Company’s Certificate of Incorporation to increase the authorized common stock from 1.2 billion (1,200,000,000) to 3 billion (3,000,000,000); and

3.

To ratify the Company’s Board of Directors’ appointment of J. Crane CPA, P.C as the Company’s public accountants for the fiscal year ended March 31, 2010.

The foregoing actions are expected to take affect at least 21 days after the filing of a Definitive Information Statement, scheduled for November 9, 2009 at the earliest, which is November 30, 2009 (the “Effective Date”). You have the right to receive this notice if you were a stockholder of record at the close of business on October 29, 2009 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Murrieta, California November 6, 2009	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

We are furnishing this Information Statement to the stockholders of Left Behind Games Inc., a Washington corporation (“Left Behind Games Inc.” or the “Company”), to provide a description of actions taken by written consent of the holders of a majority of the outstanding shares of the Company’s voting securities that were entitled to vote on such actions. As of the date of this Information Statement, there were 971,467,844 shares of common stock issued and outstanding, 3,586,245 shares of Series A Preferred Stock issued and outstanding, 11,080,929 shares of Series B Preferred Stock issued and outstanding and 10,000 shares of Series C Preferred Stock issued and outstanding (collectively, the “Preferred Stock”). The holders of the Preferred Stock are entitled to vote with the holders of the issued and outstanding shares of common stock. Each share of common stock is entitled to one vote. With the exception of the Series C Preferred Stockholders, each stockholder is entitled to one vote per share for every share of common stock and Series A and B Preferred Stock held by such person. Each share of Series C Preferred Stock has the voting equivalency of one million (1,000,000) shares of common stock. The persons owning a majority of the voting power of Left Behind Games Inc. have adopted resolutions to effect the above-listed actions.

This Information Statement is being furnished to all holders of the Company’s Common Stock and Preferred Stock.

Also, as of the Record Date, there were 109 shares of Series D Convertible Preferred Stock, 100 of which were owned by Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and 9 of which were owned by Richard J. Knox, Jr., one of our directors. The holders of the Series D Convertible Preferred Stock have no voting power whatsoever except as otherwise provided by the Washington Business Corporation Act and for provisions protection of the Series D Convertible Preferred Stock Certificate of Designations.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Definitive Information Statement of same shall be mailed on or about November 10, 2009 to stockholders of record as of October 29, 2009 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information statement is circulated to advise the stockholders of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The matters upon which action is being taken are:

1.

To elect Mr. Troy A. Lyndon, Richard Knox, Sr. and Richard Knox Jr. to serve as members of the Company’s Board of Directors until the next annual stockholders’ meeting or until his respective successor is duly elected and qualify;

2.

To amend the Company’s Certificate of Incorporation to increase the authorized common stock from 1.2 billion (1,200,000,000) to 3 billion (3,000,000,000);

3.

To ratify the Company’s Board of Directors’ appointment of J. Crane CPA, P.C as the Company’s public accountants for the fiscal year ended March 31, 2010; and

4.

To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

Pursuant to a Joint Written Consent of the Board of Directors and Majority Stockholders, on October 29, 2009, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposals in this Information Statement. Mr. Lyndon owns an aggregate of 12,027,378 shares of common stock and 10,000 shares of Series C Preferred Stock. Each share of Common Stock has the right to one vote on the proposals above and each Series C Preferred Stock has the voting equivalency of 10 million shares of Common Stock; thereby giving Mr. London total voting power equal to 10,012,027,378 shares of Common Stock, approximately 91.1% of the total voting securities (10,986,135,018 shares consisting of 971,467,844 shares of Common Stock, 3,586,245 of Series A Preferred Stock, 11,080,929 shares of Series B Preferred Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr. who owns 3,000,000 shares of Common Stock also approved of the above proposals. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,015,027,378 shares of Common Stock, approximately 91.4% of the issued and outstanding voting securities. The Board of Directors considered the above proposals in September 2009 when they were in discussions regarding the Company’s forward stock split of 3-for-2. Upon the consummation of the forward stock split on October 13, 2009, the Company’s had 971,467,844 shares of common stock issued and outstanding, only 228,532,156 shares less than the total 1.2 billion shares then currently authorized pursuant to the Company’s Certificate of Incorporation. The Board of Directors decided to increase the Company’s authorized common stock to 3 billion shares to give the Company additional ability to issue shares in future financings or corporate transactions, if any, or for compensation for services rendered by various individuals or entities.

The approval by the stockholders will not become effective until 21 days from the date of mailing of this Information Statement to our stockholders. Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action except as described herein.

If the proposed actions were not adopted by written majority shareholder consent, it would have been necessary for these actions to be by the Company’s stockholders at an Annual Stockholder’s Meeting for the specific purpose of approving the actions.

Because stockholders holding at least a majority of the voting rights of our outstanding voting securities on the Record Date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of voting securities, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on November 30, 2009 (the “Effective Date”).

There were 971,467,844 shares of common stock, 3,586,245 shares of Series A Preferred Stock, 11,080,929 shares of Series B Preferred Stock and 10,000 shares of Series C Preferred Stock, at the close of business on the Record Date. With the exception of the Series C Preferred Stockholders, each stockholder is entitled to one vote per share for every share of common stock and Series A and B Preferred Stock held by such person. Each share of Series C Preferred Stock has the voting equivalency of one million (1,000,000) shares of common stock. The persons owning a majority of the voting power of Left Behind Games Inc. have adopted resolutions to effect the above-listed actions.

Dissenter's Rights of Appraisal

The Washington Business Corporation Act does not provide for dissenter's rights of appraisal in connection with the above-listed actions.

CAUTIONARY STATEMENT REGARDING

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov/ or from commercial document retrieval services.

PURPOSE AND EFFECT OF THE ACTIONS

ELECTION OF DIRECTORS

Our articles of incorporation and bylaws authorize a board of directors comprised of a number of not less than one. The Majority Stockholders have voted to elect Troy A. Lyndon, Richard Knox, Sr., and Richard Knox, Jr. as members of the Company’s Board of Directors, effective as of the Effective Date.

Set forth below for each person who will be elected as member of our Board of Directors as of the Effective Date, based on information supplied by him, are his name, age as of the date of the Information Statement, any presently held positions with us, his principal occupation now and for the past five years, other directorships in public companies and his tenure of service with us as a director of such public companies. If elected, each director shall hold office for a one year period or until their respective successors are elected and qualify. The information has been provided by the nominees without independent verification by our management.

Executive Officers of the Registrant

Name	Age	Position

Troy A. Lyndon	45	Chairman & Chief Executive Officer

Richard Knox, Sr.	71	Director

Richard Knox, Jr.	50	Director

Troy A. Lyndon, Chief Executive Officer and Chairman of the Board of Directors, age 45, is our CEO. As the former CEO of Studio Arts Multimedia, Inc., he managed and worked to develop six (6) multi-million dollar video game projects for Corel Corporation. Previously, Mr. Lyndon served as President of Park Place Productions where he managed operations, including the publication and/or development for over fifty (50) video game projects. Park Place Productions under Mr. Lyndon’s leadership, became North America’s largest independent video game development company. Mr. Lyndon has over twenty (20) years experience in the management and development of software projects, including computer and video game products such as Madden Football, Batman Returns, Defender of the Crown, and Street Fighter. Mr. Lyndon is also a recipient of the Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young. Mr. Lyndon has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ International, the Bright Media Foundation, the publisher of the Left Behind book series and Biblesoft.

Richard J. Knox, Sr., director, age 71, is a seasoned businessman, former nuclear physicist, software developer, Pastor, founder and President of Ohana Haven Ministries in the State of Hawaii. In 1963, Mr. Knox began working for Lawrence Livermore Laboratory where he served 16 years on numerous government programs as a Containment Scientist for nuclear underground tests, where he was responsible for the supervision of up to 500 engineers and approval of all equipment fielded for nuclear-device emplacement at the Nevada Test Site. After retiring from the Laboratory, Mr. Knox started his own software development and publishing business, creating consumer CAD software which sold 80,000 copies. Shortly thereafter, he joined his sons, Michael Knox and Richard J. Knox, Jr., and our CEO Mr. Lyndon, and helped build Park Place Productions into North America’s largest independent developer of video games, where he was in charge of 80 personnel, overseeing all game production. Since that time, Richard has relocated to Oahu, Hawaii to pursue personal interests, including the oversight of a ministry and most recently, Pastor of his own congregation.

Richard Knox, Jr., director, age 50, is a seasoned developer and is currently engaged on-staff with the Hawaii Department of Education. Mr. Knox has been a multimedia developer his entire life and was originally a CAD software designer before joining the original team in the early 90’s that became North America’s largest independent development company of video games, Park Place Productions, which he built alongside his father Richard Knox, Sr., his brother Michael Knox and Troy Lyndon. Richard’s interests include computers and music, as he is also the worship leader of his church in Oahu, Hawaii.

Significant Employees

None aside from the above-mentioned Officers and Directors.

Family Relationships

Richard J. Knox, Sr. and Richard J. Knox, Jr. are father and son.

Code of Ethics

We have not yet prepared a written code of ethics and employment standards. Due to the fact that we only have one executive officer, Troy Lyndon, and three persons serving as the Company’s directors, Troy Lyndon, Richard J. Knox, Sr. and Richard J. Knox, Jr., we do not feel that having a written code of ethics is warranted. As the Company grows and its executive team and board grow, the Company anticipates adopting and implementing a Code of Ethics.

Corporate Governance

We currently do not have a corporate governance committee. Our board only consist three directors and as such, acts in the capacity of the corporate governance committee.

Audit, Nominating and Compensation Committees:

Our Board of Directors does not have standing audit, nominating or compensation committees, and our Board of Directors performs the functions that would otherwise be delegated to such committees. We do not have an audit committee charter. Currently, our Board of Directors believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our Board of Directors and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees are not justified under our current circumstances. However, we anticipate that our Board of Directors will seek qualified independent directors to serve on the Board and ultimately form standing audit, nominating and compensation committees.

Financial Expert

We have deemed Troy Lyndon to be the Board’s “Financial Expert.” The term “Financial Expert” is defined under Sarbanes Oxley Act of 2002, as amended, as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Involvement in Certain Legal Proceedings:

During the past five years, no director or executive officer of the Company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted of any felony or similar criminal proceeding nor is subject to any such pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Securities and Exchange Commission (the “SEC”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who own more than ten percent (10%) of our common stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. On February 12, 2009, Richard J. Knox, Sr. was appointed to the Company’s Board of Directors. However, Mr. Knox filed his Initial Statement of Beneficial Ownership on Form 3 on October 1, 2009. From the period commencing on the date of Mr. Knox’s appointment to the Board of Directors until March 31, 2009, Mr. Knox did not receive, buy or sell any securities of the Company. On December 3, 2007, Michael Knox was appointed to the Board of Directors, On September 13, 2009, Michael Knox gifted 1,000,000 shares of Company’s common stock to Richard J. Knox, Jr., a current board member, which constituted 100% of the securities of the Company beneficially held by Mr. Michael Knox. Mr. Michael Knox deceased on September 15, 2009. No reports of beneficial ownership were filed by Michael Knox. Other than the foregoing, based on information supplied to us and filings made with the SEC, we believe that, during the fiscal year ended March 31, 2009, Section 16(a) filing requirements applicable to its directors, officers, and greater than ten percent (10%) beneficial owners were complied with.

Transactions with Related Persons; Promoters and Certain Control Persons

We have not entered into any arrangements which are considered transactions with related persons.

Parents

None.

Promoters and Control Persons

None.

Review, Approval or Ratification of Transactions with Related Persons

N/A.

Code of Business Conduct

The Company has adopted a Code of Business Conduct which is to be followed in connection with all Related Party Transactions (as defined below) with Related Persons (as defined in Rule 404 of Regulation S-K). For these purposes, a “Related Person Transaction” is a financial transaction, arrangement or relationship, or any series of similar transactions, between the Company and an entity in which any Related Person will have a direct or indirect material interest, other than:

1.

Transactions available to all employees generally.

2.

Transactions involving less than $25,000 annually ($6,250 quarterly) when aggregated with all similar transactions.

This includes any transactions requiring disclosure under item 404 of Regulation S-K under the Securities and Exchange Act of 1934,as amended.

Approval Procedures:

1.

A proposed Related Person Transaction shall be brought before the Board of Directors. The Board must be informed of (a) the Related Person’s relationship or interest, including all conflicts of interest that may exist or otherwise arise on account of the Related Person Transaction, and (b) the material facts of the proposed Related Person Transaction.

2.

The Board shall determine whether to approve a Related Person Transaction after considering the following factors, as deemed relevant by the Board:

•

Whether the transaction is on terms comparable to those that could be obtained in arms-length dealing with an unrelated third party;

•

Whether there are business reasons to enter into the Related Person Transaction;

•

Whether the Related Person Transaction could impair the independence of a director, if applicable;

•

Whether the Related Person Transaction would present an improper conflict of interest, taking into account the size of the transaction, the overall financial position of the executive officer, Director or Director Nominee, the direct or indirect nature of the interest of the executive officer, Director or Director Nominee in the transaction, the ongoing nature of any proposed relationships or any other factors the Board deems relevant.

3.

The Board will approve such transactions to be entered into by the Company, including the ratification of such transactions if applicable. At subsequent meetings, management shall update the Board as to any material changes to those proposed transactions.

4.

The Board shall also periodically review and assess ongoing relationships with Related Persons to assure compliance with the Board guidelines and directives and to ensure that such Related Person Transaction remains fair to the Company.

5.

Any member of the Board who has an interest in the transaction under consideration will abstain from voting, but may participate in the discussion if invited to do so by the Chair of the Board.

6.

These procedures generally should be used to approve Related Person Transactions in advance of the transaction being entered into. On occasion, however, it may be advisable to commence a Related Person Transaction before the Board has evaluated it, or a transaction may commence before it is discovered there is a Related Person. Accordingly, in such instances, notwithstanding the above, management should consult with the Chair of the Board to determine the appropriate course of action, which may include subsequent ratification by the Board.

Disclosure:

Related Person Transactions are to be disclosed in the Company’s applicable filings as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules.

Director Independence

Our determination of independence of our directors is made using the definition of “independent director” contained under NASDAQ Marketplace Rule 4200(a)(15), even though such definitions do not currently apply to us because we are not listed on NASDAQ.

The OTCBB on which we have our shares of common stock quoted does not have any director independence requirements. In determining whether our directors are independent, we refer to NASDAQ Stock Market Rule 4200(a)(15). Based on those widely-accepted criteria, we have determined that Richard J. Knox, Sr. and Richard J. Knox, Jr. are independent directors.

No member of management is currently required by us to work on a full time basis, although our Chief Executive Officer currently devotes fulltime to us. Accordingly, certain conflicts of interest may arise between us and our officer(s) and director(s) in that they may have other business interests in the future to which they devote their attention, and they may be expected to continue to do so although management time must also be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through their exercise of such judgment as is consistent with each officer's understanding of his/her fiduciary duties to us.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Because none of our directors are independent directors, we do not currently have independent audit or compensation committees. As a result, these directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required. However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

The Board shall undertake an annual review of the independence of all non-management directors. To enable the Board to evaluate each non-management director, in advance of the meeting at which the review occurs, each non-management director shall provide the Board with full information regarding the director’s business and other relationships with us, our affiliates and senior management.

Directors must inform the Board whenever there are any material changes in their circumstances or relationships that could affect their independence, including all business relationships between a Director and us, its affiliates, or members of senior management, whether or not such business relationships would be deemed not to be material under any of the categorical standards set forth above. Following the receipt of such information, the Board shall re-evaluate the director's independence.

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation discussion and analysis addresses the following topics with respect to Named Executive Officer (“NEO”) compensation processes and decisions:

(a) General

Our Board has not yet appointed a Compensation Committee, so the full Board is responsible for establishing our overall compensation strategy, with support from management and consultants. To date, however, our Board has not approved the compensation of our management. The Board also oversees our current stock option plan, and is responsible for administering the plan.

Our compensation arrangements reflect the individual circumstances surrounding the applicable executive officer’s hiring or appointment.

Principal Components of Compensation of Our Executive Officers

The principal components of the compensation we have historically paid to our executive officers have consisted of equity compensation, generally in the form of grants of our common stock and/or preferred stock.

Our Board and management have not yet established a consensus on policies or guidelines with respect to the mix of base salary, bonus, cash incentive compensation and equity awards to be paid or awarded to our executive officers. In general, our Board believes that a greater percentage of the compensation of the most senior members of our management should be performance-based. In future fiscal years, our Board anticipates adopting more formal and structured compensation policies and programs, including the formation of a compensation committee. At such time, our Board will endeavor to implement policies designed to attract, retain and motivate individuals with the skills and experience necessary for us to achieve our business objectives. These policies will also serve to link pay with measurable performance, which, in turn, should help to align the interests of our executive officers with our shareholders.

Our Board meets in-person at least once per year. It also meets as necessary, either in person or via telephone to discuss compensation and other issues. It met eight (8) times during the past fiscal year. Our Board works with our management in carrying out its responsibilities.

Base Salary

Our Chief Executive Officer

We hired Troy A. Lyndon as our CEO in 2002. Mr. Lyndon’s employment agreement with us provides for an annual base salary of $150,000. In the future, based upon revenue benchmarks, this amount can increase commensurate with our increased revenues, to a maximum salary of $300,000 per year. The terms of Mr. Lyndon's employment agreement include certain incentive bonuses. Under the agreement, Mr. Lyndon may achieve increases in his annual salary and varying levels of bonuses once we achieve certain revenue benchmarks. The initial benchmark to receive an increase in his salary over the current level of $150,000 is to receive a bonus when $4 million in revenue is achieved in a fiscal year.

On July 16, 2008, the Board of Directors approved a salary increase for Mr. Lyndon. Since that time, Mr. Lyndon has elected to defer the payment of such increase until a later day. Furthermore, although not brought to a vote of the Board, both Lyndon and the Board anticipate it will issue Lyndon anti-dilutable shares of common stock equal to 10% of the Company’s outstanding shares in the event his leadership brings the company to operational profitability by March 31, 2012.

On September 28, 2009, the Board, with Mr. Lyndon recusing himself from making such determination, issued one hundred (100) shares of Series D Convertible Non-Voting Preferred Stock and ten thousand (10,000) shares of Series C Preferred Stock to Mr. Lyndon as a reward for significant improvements to the Company’s operations and market cap increase by more than 2,000% over the past year.

Bonus Compensation

We have not historically paid any automatic or guaranteed bonuses to our executive officers. However, Mr. Lyndon has bonus components pursuant to his employment agreement, correlated with his performance.

Equity Compensation

Our Board plans to begin granting equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us. We implemented the 2006 Stock Incentive Plan in January 2007 (the “Plan”). We did not grant any options to our executive officers or employees under this plan in the fiscal year ended March 31, 2009.

We may make future awards of stock options to our executive officers under the Plan. We reserve the discretion to pay compensation to our executive officers that may not be deductible.

We do not have any program, plan or practice that requires us to grant equity-based awards on specified dates. Authority to make equity-based awards to executive officers rests with the board, which considers the recommendations of our CEO and other executive officers.

Deferred Compensation

In the fiscal year ended March 31, 2009, no deferred compensation was paid to our officers or directors.

Severance and Change of Control Payments

Our Board believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time.

Our employment agreement with Mr. Lyndon provides that, if Mr. Lyndon is terminated without cause, he is entitled to receive an amount equal to six (6) months’ base compensation. We believe that the termination provisions of Mr. Lyndon’s employment agreement are comparable to those in effect for chief executive officers of companies comparable to us, in terms of size, revenue, profitability and/or nature of business.

Perquisites

Our Chief Executive Officer receives reasonable perquisites. As Company policy, we have agreed to reimburse each executive officer for all reasonable travel, entertainment and other expenses incurred by them in connection with the performance of their duties and obligations. Pursuant to his employment agreement, Mr. Lyndon receives a monthly car allowance of up to $1,000, plus actual maintenance, repair and insurance costs.

We also provide health insurance for Mr. Lyndon.

Compensation Committee Interlocks and Insider Participation

We have not yet designated a Compensation Committee. All compensation matters are approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

(b) Summary Compensation Table

The cash and non-cash compensation that we have paid during the fiscal year ended March 31, 2009 and March 31, 2008 or that was earned by our CEO and our other former employees or officers is detailed in the following table.

Name and Principal Position	Year	Salary	Stock Awards (1)	All Other Compensation	Total
Troy A. Lyndon Chairman and Chief Executive Officer	2009 2008	$85,000 $150,000	-- $300,000	$109,380(2) $8,831	$194,380 $458,831

James B. Frakes Former Chief Financial Officer	2009 2008	-- $160,800	-- $120,000	-- --	-- $280,800

Kevin Hoekman Former Senior Producer	2009 2008	-- $120,000	-- $60,000	-- --	-- $180,000

______________________

(1)Stock grants are valued as of the grant date.

(2)Includes $10,380 as automobile related compensation and $99,000 earned income not paid as a result of cash-flow difficulties.

(c) Narrative Disclosure to Summary Compensation Table

See above.

(d) Outstanding Equity Awards at Fiscal Year-End Table

None

(e) Additional Narrative Disclosure

None

(f) Compensation of Directors

No compensation was awarded to, earned by or paid to our directors for their role as director for the fiscal year ended March 31, 2009.

Directors Compensation Program

Currently, our directors do not receive compensation. It is anticipated, however, that each of our directors will receive compensation at some point in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of the Record Date with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who is known us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and officers, is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table below sets forth all persons (including any group) who are known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (3)(4)(5)

Troy A. Lyndon Chief Executive Officer, Chief Financial Officer and Chairman 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	Common Stock Series C Preferred	12,027,378 10,000	1.2% 100%

Richard Knox, Sr. Director 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	--	--	--

Richard J. Knox, Jr. Director 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	Common Stock	3,000,000	*

Demos Pappasavvas (2) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	160,735,290 2,310,466	16.5% 20.9%

Peter Quigley 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	112,395,000 3,350,000	11.6% 30.2%

Martin MacDonald 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	51,322,500 1,613,750	5.3% 14.6%

All Officers & Directors As a Group (3 Persons)	Common Stock Series C Preferred	15,027,378 10,000	1.54% 100%

*Less than 1%

(1)

Calculates outstanding securities plus securities that may be acquired within the next 60 days.

(2)

Includes 101,856,860 shares underlying convertible notes payable

(3)

Based on 971,467,844 shares of common stock issued and outstanding.

(4)

Based on 11,080,929 shares of Series B Preferred Stock issued and outstanding.

(5)

Based on 10,000 shares of Series C Preferred Stock issued and outstanding. Each shares of Series C Preferred Stock is entitled to 1,000,000 votes.

As of the Record Date, Mr. Troy A. Lyndon also owned 100 shares of Series D Convertible Non-Voting Preferred Stock and Richard J. Knox, Jr. owned 9 shares of Series D Convertible Non-Voting Preferred Stock.

Our Directors’ Other Business Activities

Our directors are involved in a variety of business and professional activities outside of managing our operations. These other activities may result in a conflict with respect to the allocation of management resources away from our operations and to other activities.

Management of the Company

Our Management devotes only such time to our operations as they, in their sole discretion deem necessary to carry out our operations effectively. Our officers and directors may work on non-profit projects in accordance with their respective employment agreements. Conflicts of interest may arise in allocating management time, services or functions among such affiliates.

Limitation of Rights

Our Bylaws provide that our management will not be liable for actions taken by them in good faith in furtherance of our business, and will be entitled to be indemnified by us in such cases. Therefore, our stockholders may have a more limited right against the management, their affiliates and their respective related parties than they would have absent such limitations in the Bylaws. In addition, indemnification of the management, their affiliates and their respective related parties could deplete our assets possibly resulting in loss by the stockholders of a portion or all of their investment.

PURPOSE AND EFFECT TO INCREASE THE AUTHORIZED

COMMON STOCK FROM 1.2 BILLION TO 3 BILLION

The Company's Board of Directors has proposed to ask its stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Washington increasing the number of authorized shares of Common Stock from 1.2 billion (1,200,000,000) to 3 billion (3,000,000,000) shares of Common Stock.

Purpose of Amendment

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 1.2 billion (1,200,000,000) shares of Common Stock to 3 billion (3,000,000,000) shares of Common Stock, $.001 par value. On October 13, 2009, we effectuated a 3-for-2 forward stock split. As of the date hereof, there are 971,467,844 shares of common stock issued and outstanding.

By increasing the total number of shares of Common Stock the Company is authorized to issue to 3 billion (3,000,000,000) shares, par value $0.001, management believes that the Company will be postured to consummate a possible merger or acquisition of a suitable target as such situations present themselves, as well as better positioned to raise capital from the sale of our common stock in the future.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company 's management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents nor are there any plans or proposals to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

We are also authorized to issue sixty million (60,000,000) shares of $0.001 par value, preferred stock of which 10,000,000 have been designated as Series A Preferred Stock, 16,413,755 as Series B Preferred Stock, 10,000 as Series C Preferred Stock and 1,000 as Series D Convertible Preferred Stock. As of the Record Date, there were 3,586,245 Series A Preferred Stock and 11,080,929 Series B Preferred Stock, 10,000 Series C Preferred Stock and 109 Series D Convertible Preferred Stock issued and outstanding. The number of shares of authorized Preferred Stock will not change as a result of this amendment.

Series A Preferred Stock are convertible on a one for one basis with our common stock at the sole discretion of the holder. Our Series A Preferred Stock enjoy one-for-one common stock voting rights. Each share of Series B Preferred Stock has voting power equal to 200 shares of common stock for a twelve month period. Subsequently, each Series B Preferred Share has voting power equal to one vote of common stock. Each share of Series C Preferred Stock has the voting equivalency of 1,000,000 shares of common stock. The holders of the Series D Convertible Preferred Stock have no voting power whatsoever except as otherwise provided by the Washington Business Corporation Act and for provisions protection of the Series D Convertible Preferred Stock Certificate of Designations. In each instance, each share of Series D Convertible Preferred Stock shall be entitled to one vote. Each holder of Series D Convertible Preferred Stock shall have the right, at such holder’s option, at any time or from time to time from and after the day immediately following the date the Series D Convertible Preferred Stock is first issued, to convert each share of Series D Convertible Preferred Stock into one million (1,000,000) fully-paid and non-assessable shares of the Company’s common stock.

The authorized but unissued shares of preferred stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of preferred stock.

The change in capital will not affect the relative rights or privileges of our common stock stockholders. The newly authorized Common Stock will have the same rights as the presently authorized shares of Common Stock.

The Company intends to seek to raise additional capital from the sale of its common stock in the near future. We can provide no assurances that the Company will be successful in raising additional capital from the sale of its securities on terms satisfactory to the Company, if at all. The proposed increase in the number of authorized shares of common stock would give the Company the necessary shares of common stock to use in connection with current and future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. We do not have any definitive agreements regarding any acquisitions and/or mergers.

Shareholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of common stock of the Company.

No dissenting shareholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

PROPOSAL TO RATIFY THE BOARD’S SELECTION OF J. CRANE CPA, P.C

AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2010

The Board of Directors has approved the selection of J. Crane CPA, P.C, subject to the ratification of the Company’s voting securityholders, as the Company’s independent auditors for the fiscal year ended March 31, 2009. J. Crane CPA, P.C. audited the Company’s financial statements for its last year ended March 31, 2009. Even though the selection was ratified by a majority of our voting securities, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

For each of the fiscal years ended March 31, 2009 and 2008, J. Crane CPA, P.C. billed us $45,200 to prepare the Company’s audited financial statements for the fiscal year ended March 31, 2009 and 2008 and to review management’s unaudited financial statements for the interim periods. There were no other services provided J. Crane CPA, P.C.

Since J. Crane CPA, P.C. has been the Company’s independent public auditor, never in its principal accountant's report on the financial statements has such report contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have also been no material disagreements with J. Crane CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of J. Crane CPA, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Financial Policies and Procedures

Our management has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, management pre-approves both the type of services to be provided by J Crane CPA, PC and the estimated fees related to these services.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2009 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov/ or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS NOVEMBER 6, 2009. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Murrieta, California Dated November 6, 2009	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board